Independent Auditors' Report


To the Shareholders and Board of Trustees of Cadre Institutional Investors Trust:

We have audited the accompanying statements of assets and liabilities of Cadre Liquid Asset Fund - Money Market Series, Cadre Affinity Fund
- Money Market Series, and Cadre Reserve Fund - Money Market Series, (the "Funds") each a series of the Cadre Institutional Investors Trust, as of September 30, 2002, and the related statement of operations for the year then ended, statements of changes in net assets and the financial highlights for each of the years or periods in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Cadre Liquid Asset Fund - Money Market Series, Cadre Affinity Fund - Money Market Series, and Cadre Reserve Fund - Money Market Series as of September 30, 2002, the results of their operations for the year then ended, the changes in their net assets and the financial highlights for each of the years or periods in the four-year period then ended, in conformity with accounting principles generally accepted in the United States of America.




November 8, 2002




Independent Auditors' Report


To the Shareholders and Board of Trustees of Cadre Institutional Investors Trust:

We have audited the accompanying statements of assets and liabilities of Money Market Portfolio (the "Portfolio"), a series of Cadre Institutional Investors Trust, including the schedule of investments as of September 30, 2002, and the related statement of operations for the year then ended, statements of changes in net assets and financial highlights for each of the years or periods in the four-year period then ended. These financial statements and financial Highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Cadre Institutional Investors Trust Money Market Portfolio as of September 30, 2002, the results of its operations, the changes in its net assets and financial highlights for each of the years or periods in the four-year period then ended, in conformity with accounting principles generally accepted in the United States of America.




November 8, 2002


Independent Auditors' Report


To the Shareholders and Board of Trustees of Cadre Institutional Investors Trust:

We have audited the accompanying statements of assets and liabilities of Cadre Liquid Asset Fund - U.S. Government Series, Cadre Affinity Fund - U.S. Government Series, and Cadre Reserve Fund - U.S. Government Series, (the "Funds") each a series of the Cadre Institutional Investors Trust, as of September 30, 2002, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years or periods in the four-year in the period then ended, and the financial highlights for each of the years or periods in the six-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Cadre Liquid Asset Fund - U.S. Government Series, Cadre Affinity Fund - U.S. Government Series, and Cadre Reserve Fund - U.S. Government Series as of September 30, 2002, the results of their operations, the changes in their net assets for each of the years or periods in the four-year in the period then ended and the financial highlights for each of the years or periods in the six-year period then ended, in conformity with accounting principles generally accepted in the United States of America.




November 8, 2002




Independent Auditors' Report


To the Shareholders and Board of Trustees of Cadre Institutional Investors Trust:

We have audited the accompanying statements of assets and liabilities of U.S. Government Portfolio (the "Portfolio"), a series of Cadre Institutional Investors Trust, including the schedule of investments as of September 30, 2002, and the related statement of operations for the year then ended, statements of changes in net assets and financial highlights for each of the years or periods in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Cadre Institutional Investors Trust U.S. Government Portfolio as of September 30, 2002, the results of its operations, the changes in its net assets and financial highlights for each of the years or periods in the four-year period then ended, in conformity with accounting principles generally accepted in the United States of America.




November 8, 2002





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